------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                          Reported): October 29, 1998


 CWMBS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of October 1, 1998, providing for the issuance of the CWMBS, INC.,
               Residential Asset Securitization Trust 1998-A13,
              Mortgage Pass-Through Certificates, Series 1998-M).


                                  CWMBS, INC.
                                  -----------
            (Exact name of registrant as specified in its charter)


       Delaware                         333-53861             95-4596514
  --------------------------           ------------       -------------------
(State or Other Jurisdiction           (Commission          (I.R.S. Employer
     of Incorporation)                 File Number)        Identification No.)



  4500 Park Granada
  Calabasas, California                                            91302
  ----------------------                                         ---------
  (Address of Principal                                          (Zip Code)
   Executive Offices)

Registrant's telephone number, including area code (818) 304-5591
-----------------------------------------------------------------

------------------------------------------------------------------------------




Item 5.  Other Events.
-------  -------------
Filing of Computational Materials
---------------------------------

     Pursuant to Rule 424(b) under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), CWMBS, Inc. (the "Company") is filing a prospectus and prospectus supplement with the Securities and Exchange Commission relating to its Mortgage Pass-Through Certificates, Series 1998-M.

     In connection with the offering of the Mortgage Pass-Through
Certificates, Series 1998-M, Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ"), as the underwriter of the Underwritten Senior Certificates, has prepared certain materials (the "DLJ Computational Materials") for distribution to its potential investors. Although the Company provided DLJ with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the DLJ Computational Materials.

     For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The DLJ Computational Materials, listed as Exhibit 99.1 hereto, are filed on Form SE dated October 29, 1998.
















---------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated August 14, 1998 and the prospectus supplement dated October 28, 1998, of CWMBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 1998-M.









Item 7.  Financial Statements, Pro Forma Financial

         Information and Exhibits.
         ------------------------
(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1     DLJ Computational Materials filed on Form SE dated October
                  29, 1998.







                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     CWMBS, INC.



                                     By: /s/ Celia Coulter
                                         -----------------
                                           Celia Coulter
                                           Vice President



Dated:  October 29, 1998






Exhibit Index


Exhibit                                                     Page

99.1              DLJ Computational Materials filed
                  on Form SE dated October 29, 1998.